Contract No. N01-AI-85341

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS
-------------------------------------------------

ARTICLE B.1.  BRIEF DESCRIPTION OF SUPPLIES OR SERVICES
-------------------------------------------------------

This Contract will provide for the performance of standrdized virologic assays to detect HIV-1 infection, as well as immunologic assays to assess vaccine-induced HIV-specific humoral immune responses. These assays will be conducted on specimens from volunteers in NIAID-sponsored AIDS vaccine or other prevention intervention trials. Comparative assays with specimens from HIV-infected individuals or volunteers in non-NIAID-sponsored trials of candidate AIDS vaccines or other prevention measures will also be done. The virological and immunological assay data will be transmitted to the AIDS Vaccine Evaluation Group (AVEG) or HIV Network for Prevention Trials (HIVNET) Statistical and Coordinating Center for further analysis. The Principal Investigator and Co-Investigator(s) will collaborate in the design and development of Clinical Trial Protocols, providing scientific leadership regarding the differentiation of vaccine-induced antibody responses from HIV infection-induced antibody responses and the evaluation of vaccine immunogenicity.

ARTICLE B.2.  ESTIMATED COST AND FIXED FEE
------------------------------------------

a.  The estimated cost of this contract is $         .
					   ----------

b.  The fixed fee for this contract is $       .  The fixed fee shall be paid
				       --------
    in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c. The Government's obligation, represented by the sum of the estimated cost plus fixed fee, is $9,417,245.
		       ----------

d. Total funds currently available for payment and allotted to this contract are $1,298,329, of which $1,229,656 represents the estimated costs, and of
	----------           ----------
    which $68,673 represents the fixed fee.  For further provisions on funding,
	  -------
    see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2. Authorized Substitutions of Clauses.

e. It is estimated that the amount currently allotted will cover performance of the contract through June 30, 1999.
			    -------------

f. The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

g.  Increments to be allotted to this contract are as follows:

		   Period                          Amount

	 7/1/98 - 6/30/99                        $ 1,298,329
	 7/1/99 - 6/30/00                        $ 1,244,773
	 7/1/00 - 6/30/01                        $ 1,270,355
	 7/1/01 - 6/30/02                        $ 1,308,439
	 7/1/02 - 6/30/03                        $ 1,393,138
	 7/1/03 - 6/30/04                        $ 1,429,682
	 7/1/04 - 6/30/05                        $ 1,472,529
					     ----------------
	       TOTAL                             $ 9,417,245

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS
--------------------------------------------------

a.  Items Unallowable Unless Otherwise Provided
    -------------------------------------------

    Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

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						Contract No. N01-AI-85341

    (1) Acquisition, by purchase or lease, of any interest in real property;

    (2) Special rearrangement or alteration of facilities;

    (3) Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value, (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

    (4) Travel to attend general scientific meetings (a general scientific meeting is defined as an assemblage of scientific/technical personnel held to exchange information and ideas through a scheduled program of presentations; includes conferences, congresses, seminars, symposia and workshops; usually sponsored by a national organization);

    (5) Foreign travel - See Paragraph b. below;

    (6) Overtime premium;

    (7) Consultant fees;

    (8) Subcontracts;

    (9) Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and "sensitive items" (defined and listed in the Contractor's Guide for Control of Government Property, 1990, regardless of
    -----------------------------------------------------
    acquisition value;

    (10)Patient care costs

b.  Travel Costs
    ------------

    (1) Domestic Travel
	---------------

	(a) Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $45,844 without the
							  -------
	    prior written approval of the Contracting Officer.

	(b) The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.205-46.

    (2) Foreign Travel
	--------------

	Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how
	travel of contractor    personnel will benefit and contribute to
	accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

    (3) Government Discount Air Travel Rates
	------------------------------------

	(a) To the maximum extent practicable consistent with travel requirements, the Contractor agrees to use the reduced air transportation rates and services provided through available Government discount air fares. These fares are available only for bona-fide employees' travel that is otherwise reimbursable as a direct cost

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						Contract No. N01-AI-85341

	    pursuant to this contract. The objective is to achieve the lowest overall cost to the Contractor and, thus, to the Government. The Contractor shall submit written requests to the Contracting Officer for authorization to use these rates. The request shall provide the full name of the traveler(s), the number of the contract for which the travel is being performed, the contract objective that is to be fulfilled, and the dates during which the travel is to occur.

	    Contracting Officer approval, if given, will be on official agency letterhead so that the letter can be presented to airline as confirmation of the authorization.

	(b) Nothing in this clause shall authorize transportation or services which are not otherwise reimbursable under this contract. Nothing in this clause requires air carriers to make available to the Contractor any government discount airfares.

ARTICLE B.4.  ADVANCE UNDERSTANDINGS
------------------------------------

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.  Indirect Costs
    --------------

    (1) In no event shall the final amount reimbursable for Overhead exceed a
	ceiling of      % of total direct labor in contract years 1-4 and    %
		   ------                                                 ----
	in contract years 5-7.  In no event shall the final amount reimbursable
	for General and Administrative expense exceed a ceiling of   % of
								   ---
	total direct costs in contract years 1-7.

    (2) The Government is not obligated to pay any additional amount should the final indirect cost rates exceed these negotiated ceiling rates. In the event that the final indirect cost rates are less than these negotiated ceiling rates, the final negotiated ceiling rates shall be reduced to conform to the lower rates.

	Any costs over and above this cost ceiling shall not be reimbursed under this contract or any other Government contract, grant, or cooperative agreement.

    (3) The Contractor shall complete all work in accordance with the Statement of Work, terms and conditions of this contract.

b.  Subcontract
    -----------

    Funds in the amount of $171,156 are specifically reserved for a  fixed
			   --------
    price type subcontract with Information Management Services, Inc. (IMS) for
				-------------------------------------------
    the purposes of maintaining a test results database, transmitting the data to the AVEG Statistical and Clinical Coordinating Center (SCC) or to the HIVNET Statistical and Data Coordinating Center (SDCC) and providing regular status reports to the Project Officer . Award of the subcontract shall not proceed without the prior written approval of the Contracting Officer upon review of the supporting documentation as required by the Subcontracts clause of the General Clauses incorporated in this contract. (After written approval of the subcontract by the Contracting Officer, a copy of the signed, approved subcontract shall be provided to the Contracting Officer.)

c.  Government Property
    -------------------

In recognition of the title provisions of the Contractor-Acquired Government Property clause of this contract, and of the need to clarify the Government's intent to retain title per FAR 52.245-5, paragraph (c)(3) of Alternate I, title of the following items of general purpose equipment shall be retained by the
Government:

	   Description                                          Cost
	   -----------                                       ---------

Label Printing Equipment                                     $   5,800
 (Barcoding System)

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						Contract No. N01-AI-85341

Portable Data Collection Equipment                           $   5,200
 [to include: software support (year 1 only);                $     595
 development software; and                                   $   1,995
 programming support (5hrs., set-up)]                        $     500
							     ---------
					TOTAL                $  14,090

d. The Contractor agrees to submit an annual and a final inventory of Government property as required by the DHHS "Contractor's Guide for Control of Government Property." Inventories shall be submitted to the Contract Property Administrator identified in Article G.4. of this contract, with a
									------
    copy to the Contracting Officer.  Annual inventories shall be submitted
    -------------------------------
    October 31 each year.

e.  The Contractor agrees to abide by the terms of FAR 52.247-63, Preference
    for U.S.-Flag Air Carriers.  This provision states     in part that, in
    performing work under this contract, the contractor shall utilize U.S. flag air carriers unless service by those carriers is not available. If U.S. flag air carriers are not available the Contractor shall so certify in writing and include that certification/justification in the request for advance approval of foreign travel. (Cost/lower fares are not acceptable reasons for proposing to utilize foreign air carriers.)

f.  Invoices - Cost and Personnel Reporting, and Variances from the Negotiated
    --------------------------------------------------------------------------
    budget
    ------

    (1) The contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

	(a) Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.
	(b) Overhead - Cite rate and amount
	(c) Materials & Supplies - Include detailed breakdown when total amount is over $1,000.
	(d) Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.
	(e) Subcontracts - Attach subcontractor invoice(s).
	(f) Equipment - Cite authorization and amount.
	(g) Other Direct Costs
	(h) G&A - Cite rate and amount.
	(i) Total Cost
	(j) Fixed Fee
	(k) Total CPFF

	Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

    (2) The contractor agrees to immediately notify the contracting officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.

g.  Scientific Meetings
    -------------------

    Travel to general scientific meetings shall not exceed $3,448 without prior
							   ------
    written approval of the Contracting Officer.

h. Upon completion of this contract, the contractor shall transfer the license for the BSI system and its Results-Data Base, as obtained from its proposed subcontractor, Information Management Services, Inc. (IMS) to the government (specifically the NIAID) or to any government approved successor contractor. This transfer process shall also include the relocation of an associated computer server, its hardware, and all appropriate data-bases (including all software source codes) to the government (specifically the NIAID), or any government approved successor contractor.

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						Contract No. N01-AI-85341


i. The Contractor agrees that samples/products received from/through the government for utilization under this contract shall be used only for purposes required by this contract.

j. Because the Contractor will be utilizing and evaluating materials provided to the Government by third parties including AIDS vaccine product and reagent developers and AIDS vaccine trial investigators, it is essential to include provisions that will protect the rights of these third parties as follows:

    The Contractor agrees that manuscripts/abstracts based on data/information generated under this contract will not be submitted for publication until written Project Officer clearance has been received. Contract support shall be acknowledged in all such publications. A "publication" is defined as an issue of printed material offered for distribution or any communication or oral presentation of information.

    The Project Officer will review all manuscripts/documents in a period of time not to exceed 30 calendar days from receipt, and will either grant clearance for publication/disclosure, recommend changes or, as applicable, refer the document to the Third Party Supplier of the materials for their review.

    The NIAID will use its best efforts to assist and expedite the review process by the Third Party Suppliers wherever possible.

k.  Correspondence Procedures
    -------------------------

    To promote timely and effective administration, correspondence (except for invoices/financial reports, technical progress reports/other deliverables) submitted under this contract shall be subject to the following procedures:

    1. Technical correspondence shall be addressed to the Project Officer with an information copy of the basic correspondence to the Contracting Officer. (As used herein, technical correspondence excludes
							  --------
       correspondence which proposes deviations from or modifications of contract requirements, terms or conditions.)

    2. Other correspondence shall be addressed to the Contracting Officer, with an information copy of the basic correspondence to the Project Officer.

    3. Subject Line(s). All correspondence shall contain a subject line commencing with the contract number as illustrated below:

		   SUBJECT:        Contract No. N01-AI-85341
		   Request for Approval of:


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						Contract No. N01-AI-85341

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT
-----------------------------------------------------

ARTICLE C.1.  STATEMENT OF WORK
-------------------------------

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, SECTION J, ATTACHMENT A, dated July 1, 1998, attached
						      ------------
hereto and made a part of this contract.

ARTICLE C.2.  REPORTING REQUIREMENTS
------------------------------------

a.  Technical Reports
    -----------------

    In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with ARTICLE F.1. DELIVERIES of this
					-----------------------
    contract:

I.      Quarterly Progress Report
	-------------------------

	By the 15th calendar day following the end of each quarter, the Contractor shall submit three (3) copies of a quarterly progress report as described below. Two (2) copies should be submitted to the Project Officer and one (1) copy to the Contracting Officer. The quarterly report should be factual and concise and consist of the following:

	1)   A title page containing:

	     (a) Contract number and title
	     (b) Sequence of report; e.g., "Year 1, 2nd Quarterly Report"
	     (c) Period of performance being reported
	     (d) Contractor's name and address
	     (e) Date of submission

	2) Reports shall include, but are not limited to the following information:

	     (a) A brief introduction covering the objective and scope of the contract effort.

	     (b) A description of overall progress plus short descriptions of the methodology and reagents employed for each immunological or virological assay employed during the performance period, specifying changes in critical reagents or protocols.

	     (c) Separate tables listing:

		 1] An inventory of specimens received during the performance
		    period, but on which assays have not yet been performed.

		 2] The assays performed during the performance period,
		    indicating number of each performed.

		 3] The specimens on which assays were performed during the
		    performance period.

		 4] An ordered listing and interpretation of results from all
		    immunological or virological assays performed during the performance period.

		 5] A listing of the data electronically transmitted to the
		    AIDS Vaccine Evaluation


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						Contract No. N01-AI-85341

		    Group Statistical and Coordinating
		    or to the HIVNET Statistical and Data Coordinating Center.

	     (d) A description of any technical or performance problems
		 encountered and corrective actions planned or taken. An explanation of any differences between planned and actual progress should be included.

	     (e) Selected other information as may be required by the Project
		 Officer.

	3)   A quarterly report is not due when an annual report is due.

II.     Annual Report

	On or before the last day of the Contract year, the Contractor shall submit three (3) copies of an annual report. Two (2) copies shall be submitted to the Project Officer and one (1) copy shall be submitted to the Contracting Officer. The annual report shall summarize progress for the entire contract year, following the same format as for the quarterly reports, and shall take the place of the fourth quarterly report. In addition, it should include abstracts, manuscripts in progress or submitted, and publications resulting from the performance of work under this contract. An annual report is not required when the final report is due.

III.    Interim Reports

	1) Once a month, a status report listing the clinical specimens received for analysis (number per protocol, type), the assays in progress (type and protocol), and the test results transmitted to the Statistical and Coordinating Centers (type and protocol) since the last status report shall be submitted to the Project Officer. The preferred format for this status report is a chart.

	2) Upon request by the Project Officer, and within 5 working days of such a request, the Contractor shall provide an interim report of immunological assay results or other data for inclusion in AIDS Vaccine Evaluation Group Meeting materials, HIVNET Group Meeting materials, AIDS Vaccine Research Committee meeting materials, and the AIDS Vaccine Data and Safety Monitoring Board, or for other designated meetings where presentation of the most recent data available from the AIDS vaccine trials is required. These interim reports are likely to be required approximately six times a year.

IV.     Final Report

	The contractor shall submit three (3 copies of the final report documents, two (2) copies to the Project Officer and one (1) copy to the Contracting Officer, which will summarize the results of the entire contract work for the complete performance period. This report will be in sufficient detail to explain comprehensively the results achieved and will be submitted no later than the completion date of the Contract.

	The final report shall contain:

	1) Title Page as described above in paragraph  I. 1) (a).

	2) Introduction covering the purpose and scope of the contract effort.

	3) Description of the overall progress, plus a separate description of each protocol and type of assay employed and its modifications and performance on the contract during the period of performance. Descriptions will include pertinent immunological and virological assay data in tables or graphs as appropriate to present significant results


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						Contract No. N01-AI-85341

	   achieved, conclusions resulting from analysis, and a scientific evaluation of the data accrued under the contract.

	4) Copies of any abstracts, manuscripts, and publications.


V.      Other Deliverables

	1) For any virological or immunological assay that may be identified during the period of the contract, as offering potential for assessment of vaccine immunogenicity or safety and requested to be developed or adapted, standardized, quality assured, ad performed, a detailed protocol for the assay shall be provided to the Project Officer for approval, prior to implementation.

	2) The Contractor, when instructed by the Project Office, shall deliver to the Government or its designee by the completion date of the Contract, the following items:

	   (a) Stored volunteer specimens, material derived from volunteer specimens (e.g., HIV isolates, T cell clones), or reagents, including those received by the Contractor from the Project Officer or designated investigators;

	   (b) A computer-generated listing of accurate and updated information on the specimen and reagent inventories, including activities of the Contractor, computerized data files, original data and any necessary information related thereto;

	   (c) Labeled and inventoried paper files; and

	   (d) Government-owned equipment and property.

VI. If the Contractor becomes unable to deliver the reports or other deliverables here specified within the period of performance because of unforeseen difficulties, notwithstanding the exercise of good faith and diligent efforts in performance of the work, the Contractor shall give the Contracting Officer immediate written notice of anticipated delays with reasons therefore at the address given in Article F.1., paragraph b.

ARTICLE C.3.  INVENTION REPORTING REQUIREMENT
---------------------------------------------

All reports and documentation required by FAR Clause 52.227-11 including, but not limited to, the invention disclosure report, the confirmatory license, and the government support certification, shall be directed to the Office of Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6701 Rockledge Drive, Room 3190, Bethesda, Maryland 20892-7750 (Telephone:
301-435-1986). In addition, one copy of the annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer at the address listed below. The final invention statement (see FAR 27.303(a)(2)(ii)) shall be submitted within 90 days after contract expiration to the following address:


		Contracting Officer
		National Institute of Allergy
		  and Infectious Diseases
		National Institutes of Health
		Solar Building, Room 3C07, MSC 7610
		Bethesda, Maryland  20892 - 7610

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed

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						Contract No. N01-AI-85341

"Interagency Edison," an electronic invention
reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by
					    ----------------------
contacting the Office of Extramural Inventions and Technology Resources Branch, OPERA, NIH.


SECTION D - PACKAGING, MARKING AND SHIPPING
-------------------------------------------


All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.


SECTION E - INSPECTION AND ACCEPTANCE
-------------------------------------

a. The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b. For the purpose of this ARTICLE the designated Project Officer is the authorized representative of the Contracting Officer.

c. Inspection and acceptance will be performed by the Project Officer at the address listed in the clause "Project Officer" in Section G, Article G.1.

	Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d. This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause No. 52.246-9, INSPECTION OF RESEARCH AND DEVELOPMENT (SHORT FORM) (APRIL 1984).


SECTION F - DELIVERIES OR PERFORMANCE
-------------------------------------

ARTICLE F.1 .  DELIVERIES
-------------------------

Satisfactory performance of the final contract shall be deemed to occur upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.      The items specified below as described in SECTION C, ARTICLE C. 2. will
						  -----------------------
	be required to be delivered F.O.B. Destination as set forth in FAR 52.247-35, F.O.B. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below:

	Item  Description         Quantity  Delivery Schedule
	----  -----------         --------  -----------------

	(a)   Quarterly Progress     3      10/15/98, 99, 00, 01, 02, 03, 04
	      Reports                       01/15/99, 00, 01, 02, 03, 04, 05
					    04/15/99, 00, 01, 02, 03, 04, 05

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						Contract No. N01-AI-85341

	(b)   Interim Progress       3      Within 5 working days of
	      Reports                       P.O. request

	(c)   Annual Progress        3      07/01/99, 00, 01, 02, 03, 04
	      Reports

	(d)   Final Progress         3      06/30/05
	      Report


b.      The above items shall be addressed and delivered to:

	Addressee                       Deliverable Item No.          Quantity
	---------                       --------------------          --------

	Project Officer                         (a)                       2
	CDB, VPRP, DAIDS                        (b)                       2
	NIAID, NIH                              (c)                       2
	Solar Bldg, Rm. 2A33                    (d)                       2
	6003 Executive Blvd. MSC 7620
	Bethesda, MD 20892-7620

	Contract Specialist                     (a)                       1
	CMB, DEA, NIAID, NIH                    (c)                       1
	Solar Bldg., Rm. 3C07                   (d)                       1
	6003 Executive Blvd. MSC 7610
	Bethesda, MD 20892-7610


ARTICLE F.2.  CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)
-----------------------------------------------------------------------------

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

	52.242-15, Stop Work Order (AUGUST 1989) with ALTERNATE I (APRIL 1984).

SECTION G - CONTRACT ADMINISTRATION DATA
----------------------------------------

ARTICLE G.1.  PROJECT OFFICER
-----------------------------

The following Project Officer(s) will represent the Government for the purpose of this contract:

		Dr. Mary Clare Walker
		CDB, VPRP, DAIDS, NIAID
		Solar Building, Room 2A33
		6003 Executive Boulevard MSC 7620
		Bethesda, Maryland 20892-7620

The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by

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						Contract No. N01-AI-85341

this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

[The Contracting Officer hereby delegates the Project Officer as the Contracting Officer's authorized representative responsible for signing software license agreements issued as a result of this contract.]

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2.  KEY PERSONNEL
---------------------------

Pursuant to the Key Personnel clause incorporated in this contract, the following individuals are considered to be essential to the work being performed hereunder:

		NAME                            TITLE
		----                            -----

		Mark Cosentino, PhD.            Principal Investigator
		Carl Wild, Ph.D.                Co-Investigator
		C.C. Tai, Ph.D.                 Co-Investigator
		Mark Manak, Ph.D.               Co-Investigator

ARTICLE G.3 .  INVOICE SUBMISSION/CONTRACT  FINANCING REQUEST AND CONTRACT
--------------------------------------------------------------------------
FINANCIAL REPORT
----------------

a. Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The instructions and the following directions for the submission of invoices/financing request must be followed to meet the requirements of a "proper" payment request pursuant to FAR 32.9.

	(1)     Invoices/financing requests shall be submitted as follows:

		An original and two copies to the following designated billing office:

				Contracting Officer
				CMB, DEA, NIAID, NIH
				Solar Bldg., Room 3C07
				6003 Executive Boulevard MSC 7610
				Bethesda, Maryland 20892-7610

	(2) Inquiries regarding payment of invoices should be directed to the designated billing office, (301) 496-3699.


ARTICLE G.4.  GOVERNMENT PROPERTY
---------------------------------

a. In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in Section I of this contract, the Contractor shall comply with the provisions of DHHS Publication, Contractor's Guide for Control
						 ------------------------------
	of Government Property, (1990), which is incorporated into this
	----------------------
	contract by reference. Among other issues, this publication provides a summary of the Contractor's responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this

				       11

						Contract No. N01-AI-85341

	publication is available upon request to the Contract Property Administrator at the following address:

		Contracts Property Administrator
		Research Contracts Property Administration, NIH
		6011 Executive Blvd., Room 641E
		ROCKVILLE MD 20852-7670
		(301) 496-6466


b.      Contractor-Acquired Government Property - Schedule I-A
	------------------------------------------------------

	Pursuant to the clause, GOVERNMENT PROPERTY, incorporated in this contract, the Contractor is hereby authorized to acquire the property listed for use in direct performance of the contract:
				  Schedule I-A
				  ------------

		Description                                     Cost

		Label Printing Equipment                        $  5,800
		 (Barcoding System)
		Portable Data Collection Equipment              $  5,200
		[to include: software support (year 1 only);    $    595
		     development software; and                  $  1,995
		     programming support (5hrs., set-up)]       $    500
								--------
				TOTAL   $14,090


ARTICLE G.5.  POST AWARD EVALUATION OF PAST PERFORMANCE
-------------------------------------------------------

Interim and final evaluations of contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations will be prepared annually to coincide with the anniversary date of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. Any disagreement between the parties regarding an evaluation will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.


SECTION H - SPECIAL CONTRACT REQUIREMENTS
-----------------------------------------


ARTICLE H.1.  REIMBURSEMENT OF COSTS FOR INDEPENDENT RESEARCH AND DEVELOPMENT
-----------------------------------------------------------------------------
PROJECTS
--------

The primary purpose of the Public Health Service (PHS) is to support and advance independent research within the scientific community. This support is provided in the form of contracts and grants totaling approximately 7 billion dollars annually. PHS has established effective, time tested and well recognized procedures for stimulating and supporting this independent research by selecting from multitudes of applications those research projects most worthy of support within the constraints of its appropriations. The reimbursement through the

				       12

						Contract No. N01-AI-85341

indirect cost mechanism of independent research and development costs not incidental to product improvement would circumvent this competitive process.

To ensure that all research and development projects receive similar and equal consideration, all organizations may compete for direct funding of independent research and development projects they consider worthy of support by submitting those projects to the appropriate Public Health Service grant office for review. Since these projects may be submitted for direct funding, the Contractor agrees that no costs for any independent research and development project, including all applicable indirect costs, will be claimed under this contract.

ARTICLE H.2.  HUMAN SUBJECTS
----------------------------

It is hereby understood and agreed that research involving human subjects shall not be conducted under this contract, and that no material developed, modified, or delivered by or to the Government under this contract, or any subsequent modification of such material, will be used by the Contractor or made available by the Contractor for use by anyone other than the Government, for experimental or therapeutic use involving humans without the prior written approval of the Contracting Officer.
ARTICLE H.3. HUMAN MATERIALS
----------------------------

It is understood that the acquisition and supply of all human specimen material (including fetal material) used under this contract will be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States and that no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.4.  CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH
---------------------------------------------------------------

Section 513 of the Fiscal Year 1998 Appropriations Act (P.L. 105-78) prohibits NIH from using appropriated funds to support human embryo research. Contract funds may not be used for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.208(a)(2) and Section 498(b) of the Public Health Service Act (42 U.S.C . 289g(b)). The term "human embryo or embryos" includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the Act, that are derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.


ARTICLE H.5.  SALARY RATE LIMITATION LEGISLATION PROVISIONS
-----------------------------------------------------------

a. Pursuant to Public Law(s) cited in paragraph b., below, no NIH Fiscal Year funds for the applicable fiscal year(s) and periods cited in paragraph b., below may be used to pay the direct salary of an individual through this contract at a rate in excess of applicable amount shown for the fiscal year and period covered. Direct salary is exclusive of overhead, fringe benefits and general and administrative expenses. The per year salary rate limit also applies to individuals proposed under subcontracts. If this is a multi-year contract, it may be subject to unilateral modifications by the Government if an individual's salary rate exceeds any salary rate ceiling established in future DHHS appropriation acts.

							 Dollar Amount of
b.      Public Law No. Fiscal Year  Period Covered       Salary Limitation
	-------------- -----------  --------------       -----------------

	    105-78        1998      10/01/97 - 09/30/98       $125,000

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						Contract No. N01-AI-85341

ARTICLE H.6.  EPA ENERGY STAR REQUIREMENTS
------------------------------------------

In compliance with Executive Order 12845 (requiring Agencies to purchase energy efficient computer equipment) all microcomputers, including personal computers, monitors, and printers that are deliverables under the procurement or are purchased by the contractor using Government funds in performance of a contract shall be equipped with or meet the energy efficient low-power standby feature as defined by the EPA Energy Star program unless the equipment always meets EPA Energy Star efficiency levels. The microcomputer, as configured with all components, must be Energy Star compliant.

This low-power feature must already be activated when the computer equipment is delivered to the agency and be of equivalent functionality of similar power managed models. If the equipment will be used on a local area network, the vendor must provide equipment that is fully compatible with the network environment. In addition, the equipment will run commercial off-the-shelf software both before and after recovery from its energy conservation mode.


ARTICLE H.7.  PUBLICATION AND PUBLICITY
---------------------------------------

The contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

	"This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, under Contract No. NO1-AI-85341."


ARTICLE H.8.  PRESS RELEASES
----------------------------

Pursuant to Section 508 of Public Law 105-78, the contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money that: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.


ARTICLE H.9.  NEEDLE EXCHANGE
-----------------------------

Pursuant to Section 505 of Public Law 105-78, contract funds shall not be used to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug. Section 505, however, is subject to the condition stated in Section 506. Specifically, Section 506 states that after March 31, 1998, a program for exchanging needles and syringes for used hypodermic needles and syringes may be carried out in a community if: (1) the Secretary of Health and Human Services determines that exchange projects are effective in preventing the spread of HIV and do not encourage the use of illegal drugs; and (2) the project is operated in accordance with criteria established by the Secretary for preventing the spread of HIV and for ensuring that the project does not encourage the use of illegal drugs.


ARTICLE H.10. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE
----------------------------------------------------------------

				       14

						Contract No. N01-AI-85341

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General's Office in writing or on the Inspector General's
Hotline.  The toll free number is 1-800-HHS-TIPS (1-800-447-8477).   All
telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:
-----------------

		Office of Inspector General
		Department of Health and Human Services
		TIPS HOTLINE
		P.O. Box 23489
		Washington, D.C.  20026

Information regarding procedural matters is contained in the NIH Manual Chapter 1754, which is available on (http://www1.od.nih.gov/oma/oma.htm)


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						Contract No. N01-AI-85341


ARTICLE H.11. YEAR 2000 COMPLIANCE
----------------------------------

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):

1.      Service Involving the Use of Information Technology
	---------------------------------------------------

	YEAR 2000 COMPLIANCE--SERVICE INVOLVING THE USE OF INFORMATION
	TECHNOLOGY

	The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations.

				(End of Clause)

2.      Noncommercial Supply Items Warranty
	-----------------------------------

	YEAR 2000 WARRANTY--NONCOMMERCIAL SUPPLY ITEMS

	The contractor warrants that each noncommercial item of hardware, software, and firmware delivered or developed under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the item documentation provided by the contractor, provided that all listed or unlisted items (e.g., hardware, software and firmware) used in combination with such listed item properly exchange date data with it. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of any general warranty provisions of this contract provided that notwithstanding any provision to the contrary in such warranty provision(s), or in the absence of any such warranty provision(s), the remedies available to the Government under this warranty shall include repair or replacement of any listed item whose noncompliance is discovered and made known to the contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

				YEAR 2000 COMPLIANT ITEMS

			      -------------------------------------------
			      -------------------------------------------
			      -------------------------------------------
				(end of clause)


3.      Commercial Supply Products Warranty
	-----------------------------------

	YEAR 2000 WARRANTY--COMMERCIAL SUPPLY ITEMS

	The contractor warrants that each hardware, software and firmware product delivered under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into, and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the product

				       16

						Contract No. N01-AI-85341


	documentation provided by the contractor, provided that all listed or unlisted products (e.g., hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the contractor's standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

				YEAR 2000 COMPLIANT ITEMS

			      -------------------------------------------
			      -------------------------------------------
			      -------------------------------------------
				(end of clause)

				       17

						Contract No. N01-AI-85341


			   PART II - CONTRACT CLAUSES
			   --------------------------

SECTION I - CONTRACT CLAUSES
----------------------------

ARTICLE I.1.  GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT
-------------------------------------------------------------------------------
CONTRACT - FAR 52.252-2, CLAUSES INCORPORATED BY REFERENCE (FEBRUARY 1998)
--------

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address:
http://www.arnet.gov/far/.

a.      FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

	FAR
	CLAUSE NO.      TITLE AND DATE
	----------      --------------

	52.202-1        Definitions (OCTOBER 1995)

	52.203-3        Gratuities (Over $100,000) (APRIL 1984)

	52.203-5        Covenant Against Contingent Fees (Over $100,000)
			(APRIL 1984)

	52.203-6 Restrictions on Subcontractor Sales to the Government (Over $100,000) (JULY 1995)

	52.203-7        Anti-Kickback Procedures (Over $100,000) (JULY 1995)

	52.203-8 Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000) (JANUARY 1997)

	52.203-10       Price or Fee Adjustment for Illegal or Improper
			Activity (Over $100,000) (JANUARY 1997)

	52.203-12       Limitation on Payments to Influence Certain Federal
			Transactions (Over $100,000) (JUNE 1997)

	52.204-4 Printing/Copying Double-Sided on Recycled Paper (Over $100,000) (JUNE 1996)

	52.209-6 Protecting the Government's Interests when Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Over $25,000) (JULY 1995)

	52.215-2        Audit and Records - Negotiation (Over $100,000) (AUGUST
			1996)

	52.215-8        Order of Precedence-Uniform Contract Format (OCTOBER
			1997)

	52.215-10       Price Reduction for Defective Cost or Pricing Data
			(Over $500,000)  (OCTOBER 1997)

				       18

						Contract No. N01-AI-85341

	52.215-12       Subcontractor Cost or Pricing Data (Over $500,000)
			(OCTOBER 1997)

	52.215-14       Integrity of Unit Prices (Over $100,000) (OCTOBER 1997)

	52.215-15       Termination of Defined Benefit Pension Plans (OCTOBER
			1997)

	52.215-18       Reversion or Adjustment of Plans for Post-Retirement
			Benefits (PRB) other than Pensions (OCTOBER 1997)

	52.215-19       Notification of Ownership Changes (OCTOBER  1997)

	52.215-21       Requirements for Cost or Pricing Data or Information
			Other Than Cost or Pricing Data--Modifications (OCTOBER
			1997)

	52.216-7        Allowable Cost and Payment (APRIL 1998)

	52.216-8        Fixed Fee (MARCH 1997)

	52.219-8 Utilization of Small, Small Disadvantaged, and Women-Owned Small Business Concerns (Over $100,000) (JUNE 1997)

	52.219-9 Small, Small Disadvantaged, and Women-Owned Small Business Subcontracting Plan (Over $500,000) (AUGUST
			1996)

	52.219-16       Liquidated Damages - Subcontracting Plan (Over
			$500,000) (OCTOBER 1995)

	52.222-2        Payment for Overtime Premium (Over $100,000) (JULY
			1990) (NOTE: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)

	52.222-3        Convict Labor (AUGUST 1996)

	52.222-26       Equal Opportunity (APRIL 1984)

	52.222-28       Equal Opportunity Preaward Clearance of Subcontracts
			(Over $1,000,000) (APRIL 1984)

	52.222-35       Affirmative Action for Disabled Veterans and Veterans
			of the Vietnam Era  (APRIL 1998)

	52.222-36       Affirmative Action for Handicapped Workers (APRIL 1984)

	52.222-37       Employment Reports on Disabled Veterans and Veterans of
			the Vietnam Era (APRIL 1998)

	52.223-2        Clean Air and Water (Over $100,000) (APRIL 1984)

	52.223-6        Drug-Free Workplace (JANUARY 1997)

	52.223-14       Toxic Chemical Release Reporting (OCTOBER 1996)

	52.225-3        Buy American Act--Supplies (JANUARY 1994)

	52.225-11       Restrictions on Certain Foreign Purchases (OCTOBER
			1996)

				       19

						Contract No. N01-AI-85341


	52.227-1        Authorization and Consent (Over $50,000) (JULY
			1995)--Alternate I (APRIL 1984)

	52.227-2 Notice and Assistance Regarding Patent and Copyright Infringement (Over $100,000) (AUGUST 1996)

	52.227-11       Patent Rights - Retention by the Contractor (Short
			Form) (JUNE 1997)  NOTE: In accordance with FAR
			27.303(a)(2),paragraph (f) is modified to include the requirements in FAR 27.303(a)(2) (i) through (iv). The frequency of reporting in (i) is annual.

	52.227-14       Rights in Data - General (JUNE 1987)

	52.232-9        Limitation on Withholding of Payments (APRIL 1984)

	52.232-17       Interest (Over $100,000) (JUNE 1996)

	52.232-20       Limitation of Cost (APRIL 1984)

	52.232-23       Assignment of Claims (JANUARY 1986)

	52.232-25       Prompt Payment (JUNE 1997)

	52.232-33       Mandatory Information for Electronic Funds Transfer
			Payment (AUGUST 1996)

	52.233-1        Disputes (OCTOBER 1995)

	52.233-3        Protest After Award (AUGUST 1996) With Alternate I
			(JUNE 1985)

	52.242-1        Notice of Intent to Disallow Costs (APRIL 1984)

	52.242-3        Penalties for Unallowable Costs (Over $500,000)
			(OCTOBER 1995)

	52.242-4        Certification of Final Indirect Costs (JANUARY 1997)

	52.242-13       Bankruptcy (Over $100,000) (JULY 1995)

	52.243-2        Changes - Cost Reimbursement (AUGUST 1987) Alternate V
			(APRIL 1984)

	52.244-2 Subcontracts (Cost-Reimbursement and Letter Contracts) (FEBRUARY 1997) *If written consent to subcontract is required, the identified subcontracts are listed in ARTICLE B, Advance Understandings.

	52.244-5        Competition in Subcontracting (Over $100,000) (DECEMBER
			1996)

	52.245-5 Government Property (Cost-Reimbursement, Time and Material, or Labor-Hour Contract) (JANUARY 1986)

	52.246-23       Limitation of Liability (Over $100,000) (FEBRUARY 1997)

	52.249-6        Termination (Cost-Reimbursement) (SEPTEMBER 1996)

	52.249-14       Excusable Delays (APRIL 1984)

				       20


						Contract No. N01-AI-85341

	52.253-1        Computer Generated Forms (JANUARY 1991)







b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

	   HHSAR
	CLAUSE NO.     TITLE AND DATE
	----------     --------------

	352.202-1      Definitions (APRIL 1984) Alternate I (APRIL 1984)

	352.228-7      Insurance - Liability to Third Persons (DECEMBER 1991)

	352.232-9      Withholding of Contract Payments (APRIL 1984)

	352.233-70     Litigation and Claims (APRIL 1984)

	352.242-71     Final Decisions on Audit Findings (APRIL 1984)

	352.270-5      Key Personnel (APRIL 1984)

	352.270-6      Publication and Publicity (JULY 1991)

	352.270-7      Paperwork Reduction Act (APRIL 1984)

[End of GENERAL CLAUSES FOR A COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT - Rev. 4/98]

				       21

						Contract No. N01-AI-85341

ARTICLE I.2  AUTHORIZED SUBSTITUTION OF CLAUSES
-----------------------------------------------

ARTICLE I.1. of this SECTION is hereby modified as follows:

FAR Clause 52.225-3, BUY AMERICAN ACT - SUPPLIES (JANUARY 1994) is deleted in its entirety and FAR Clause 52.225-9, TRADE AGREEMENTS ACT (DEVIATION) is substituted therefor. (This deviation was prescribed pursuant to GSBCA Decision No. 10532-P, dated May 18 1990, and CAAC Letter 90-09. The full text of the clause appears in Article I.4.)

FAR Clause 52.232-20, LIMITATION OF COST, is deleted in its entirety and FAR Clause 52.232-22, LIMITATION OF FUNDS (APRIL 1984) is substituted therefor.

FAR Clause 52.232-33, MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUGUST 1996) is deleted, and FAR Clause 52.232-34, OPTIONAL INFORMATION FOR ELECTRONIC FUNDS TRANSFER PAYMENT (AUGUST 1996) is substituted therefor.


ARTICLE I.3.  ADDITIONAL CONTRACT CLAUSES
-----------------------------------------

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the contracting officer will make their full text available.

a.      FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

	(1)     FAR 52.211-13, Time Extensions (APRIL 1984).

	(2)     FAR 52.227-14, Rights in Data - General (JUNE 1987).

	(3) Alternate III (JUNE 1987), FAR 52.227-14, Rights in Data--General (JUNE 1987).

		Additions to, or limitations on, the restricted rights set forth in the Restricted Rights Notice of subparagraph (g)(3) of the clause are expressly stated as follows:

	(4) FAR 52.243-2, Changes--Cost Reimbursement (AUGUST 1987), Alternate V (APRIL 1984).

	(5)     FAR 52.251-1, Government Supply Sources (APRIL 1984).


b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION/PUBLIC HEALTH SERVICE ACQUISITION REGULATION (HHSAR)/(PHSAR) (48 CHAPTER 3)
	CLAUSES:


	(1)     PHS 352.223-70, Safety and Health (Deviation) (AUGUST 1997).

	(2)     HHSAR 352.224-70, Confidentiality of Information (APRIL 1984).

	(3) HHSAR 352.270-1, Accessibility of Meetings, Conferences and Seminars to Persons with Disabilities (APRIL 1984).


c.      NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

	The following clauses are attached and made a part of this contract:

				       22

						Contract No. N01-AI-85341

	(1) NIH (RC)-7, Procurement of Certain Equipment (APRIL 1984) (OMB Bulletin 81-16).

ARTICLE I.4.  ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT
-------------------------------------------------------------------

a.      FAR Clause 52.244-6     SUBCONTRACTS FOR COMMERCIAL ITEMS AND
				-------------------------------------
				COMMERCIAL COMPONENTS (APRIL 1998)
				----------------------------------

	(a)     Definition.

		Commercial item, as used in this clause, has the meaning contained in the clause at 52.202-1, Definitions.

		Subcontract, as used in this clause, includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

	(b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or non developmental items as components of items to be supplied under this contract.

	(c) Notwithstanding any other clause of this contract, the Contractor is not required to include any FAR provision or clause, other than those listed below to the extent they are applicable and as may be required to establish the reasonableness of prices under Part 15, in a subcontract at any tier for commercial items or commercial components:

		(1)     52.222-26, Equal Opportunity (E.O. 11246);
		(2) 52.222-35, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (38 U.S.C. 4212(a));
		(3)     52.222-36, Affirmative Action for Handicapped Workers
			(29 U.S.C. 793); and
		(4) 52.247-64, Preference for Privately Owned U.S.-Flagged Commercial Vessels (46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning May 1,
			1996).

	(d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

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						Contract No. N01-AI-85341

				    PART III
				    --------

SECTION J - LIST OF ATTACHMENTS
-------------------------------

The following documents are attached and incorporated in this contract:


1.      Statement of Work, 7/1/98,  ATTACHMENT A, 6 pages.

2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4 (5/97), ATTACHMENT B, 5 pages.

3. Safety and Health (Deviation), PHSAR Clause 352.223-70, (8/97), ATTACHMENT C, 1 page.

4. Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, ATTACHMENT D, 1 page.

				       24

						Contract No. N01-AI-85341

				    PART IV
				    -------

SECTION K - REPRESENTATIONS AND CERTIFICATIONS
----------------------------------------------

The following documents are incorporated by reference in this contract:

1.      Representations and Certifications, dated October 30, 1997.



			      END of the SCHEDULE
			      -------------------
				   (CONTRACT)

				       25

						Contract No. N01-AI-85341

			       STATEMENT OF WORK
			       -----------------

WORK STATEMENT
--------------

Independently and not as an agent of the Government, the Contractor shall exert its best efforts to furnish all necessary services, qualified personnel, materials, equipment, and facilities, not otherwise provided by the Government under the terms of this contract, as needed to provide Laboratory Support for AIDS Vaccine and Other Prevention Intervention Phase I, II, and III clinical trials as set forth below.

In general, the Contractor shall perform a variety of standardized assays to detect and diagnose HIV-1 infection, as well as to assess humoral immune responses, on specimens from volunteers enrolled in NIAID-sponsored AIDS vaccine and other prevention intervention clinical trials annually. The Contractor shall provide primary, central, standardized assessment of HIV-1 infection for Phase I and II AVEG Trials and expanded capacity for detection of HIV-1 infection for Phase I, II, and III HIVNET Trials. Approximately 4000 volunteers will be assessed each year for infection with HIV-1. Laboratory support for evaluation of candidate AIDS vaccine-induced humoral responses for the AVEG will concentrate on Phase II trials and for the HIVNET, on Phase I to III trials, as needed for timely completion of the immunogenicity evaluations of the different trials Approximately 1000 volunteers will be evaluated each year for vaccine-induced humoral immune responses. Comparative assays with specimens from HIV-1-infected individuals or volunteers in non-NIAID-sponsored trials of candidate AIDS vaccines or other prevention interventions, as designated by the Project Officer, shall also be performed by the Contractor. The Contractor shall report the results and analyses of these assays to the Project Officer in Quarterly, Interim, Annual, and Final Reports. The assay data shall also be transmitted to the AIDS Vaccine Evaluation Group Statistical and Coordinating Center (AVEG SCC) or the HIVNET Statistical and Data Coordinating Center (HIVNET SDCC), as appropriate, for further analysis.

Specifically, the Contractor shall:

I.      PERFORM ASSAYS TO DETECT HIV-1 INFECTION.

	A. Perform assays for the diagnostic detection of HIV-1 infection in volunteers receiving candidate AIDS vaccines and volunteers participating in non-vaccine prevention intervention clinical trials on fluid, cell, or tissue specimens from the volunteers which shall include but are not limited to: fresh or dried blood, serum, plasma, peripheral blood mononuclear cells (PBMCs), urine, saliva and other mucosal fluids or secretions, and biopsy or cytobrush specimens. (These assays will be performed routinely during trials of candidate vaccines as well as non-vaccine prevention modalities, such as microbicides or behavioral interventions, to screen volunteers for infection with HIV-1. In addition, assays will be performed for trials of candidate AIDS vaccines which express multiple HIV gene products; e.g., Envelope and Gag proteins, to distinguish immunization-induced immune responses from those induced by infection. Once volunteers have completed all the scheduled visits in a vaccine trial, they are offered long term follow up. During this follow up of around five years, periodic screening, including at the volunteer's request, for HIV-1 infection and to determine if they are continuing to produce immunization-induced anti-HIV antibodies which could make them appear positive on diagnostic tests for HIV-1 infection based on HIV-specific antibody detection, will be done.)

	B. Employ assays for the detection of HIV-1 infection utilizing a variety of methods which among them detect anti-HIV antibodies, products of viral replication (e.g., HIV p24), as well as viral nucleic acid which shall include, but are not limited to:

		1.      HIV-1 Enzyme Linked Immunosorben Assays(ELISA)
		2.      HIV-1 Western Blots (WB)
		3.      HIV-1 Dot Blots (DB)

Statement of Work                                               ATTACHMENT A
(7/1/98)                                                             Page  1

						Contract No. N01-AI-85341

		4. HIV-1 p24 antigen capture tests (standard and immune-complex dissociation methods)
		5.      HIV-1 DNA polymerase chain reaction (PCR) amplification
		6.      HIV-1 RNA PCR amplification
		7.      Branched (b) DNA assays

	C. Utilize Food and Drug Administration (FDA)-approved HIV-1 ELISAs, DBs, and WBs for diagnosis of HIV infection and AIDS Clinical Trials Group (ACTG) consensus protocols for the HIV-1
		p24 antigen capture tests.  Employ    strategies for PCR
		amplification and bDNA assays that allow for evaluation of specimens with low copy numbers, evaluation of different types of specimens, and genomic variation of HIV.

	D. Secure and maintain ACTG accreditation for HIV virology and molecular biology assays and participate in the ACTG Quality Assurance Program.

II. PERFORM EVALUATIONS OF HUMORAL IMMUNE RESPONSES INDUCED BY IMMUNIZATION WITH CANDIDATE AIDS VACCINES.

	A. Perform evaluations of HIV-specific humoral immune responses on specimens from volunteers in AVEG and HIVNET Phase I to III clinical trials and in post-trial long term follow up, HIV-infected individuals, or volunteers in non- NIAID AIDS Vaccine trials.

	B. Evaluate, at the request of the Project Officer, type-specific and cross-reactive HIV neutralizing antibody responses of volunteers. The virus neutralization assay(s) to be employed shall be provided or approved in advance by the Project Officer.

		1.. Perform HIV-1 neutralization assays with the vaccine strain of HIV-1 and other strains of HIV-1, including primary field isolates of HIV-1, characterized as to the genetic subtype or clade of HIV-1 to which they belong.

		2. Obtain, separate, screen, aliquot, and store peripheral blood mononuclear cells (PBMC) or lymphocyte ormonocyte fractions of PBMCs from HIV-1 uninfected human volunteers for use in preparing and maintaining stocks of HIV-1.

			a. Obtain directly or through an accredited Blood Bank or Center, anticoagulated blood, buffy coats, leukopheresis packs, or cord blood specimens from healthy, non-HIV-infected volunteers.

			b. Separate the PBMCs, or lymphocyte or monocyte fractions of the blood specimens, from the other blood components by density gradient centrifugation, countercurrent elutriation, or other established standard method.

			c. Aliquot, freeze down, and store the separated donor cells in liquid nitrogen or in the vapor phase. Label vials of donor cells individually with an identifier code, date of collection, type of cell, number of cells/ml. Donor names shall not be used as the identifier. (Other information, such as the specimen tube number, may be used in some instances. All labels will be expected to conform to the convention of the AVEG or HIVNET Manual of Operations. The Manuals will be provided after an award is made.)

			d. Screen donor cells for the presence of microbiological agents, such as mycoplasma, which could affect the propagation of HIV-1. Discard donor cell lots which are contaminated with such an adventitious agent.

			e. Assess the ability of donor PBMC or monocyte/ macrophages to support virus replication. Employ a small panel of primary HIV isolates which are well characterized as to their growth kinetics in PBMC


Statement of Work                                               ATTACHMENT A
(7/1/98)                                                             Page  2

						Contract No. N01-AI-85341

				cultures for these evaluations. The HIV isolate panel shall be approved or provided by the Project Officer.

		3. Prepare and maintain HIV-1 stocks for antibody neutralization assays.

			a. Initiate expansion cultures with primary or seed culture supernatant to yield an adequate volume of high titered culture fluid and a final HIV p24 antigen concentration suitable for testing for virus neutralization.. A volume of 100 ml of cell-free culture supernatant with a TCID50 value >1000/ml is optimal. (However, it is anticipated that many isolates may not reach these titers under standard culture conditions. Decisions to either re-initiate or terminate expansion cultures due to inadequate growth characteristics shall be made by the Contractor in consultation with the Project Officer.)

			b. Monitor virus growth by HIV-1 p24 antigen capture analysis or other methods approved by the Project Officer.

			c. Test virus cultures for the presence of adventitious agents, including bacteria, fungi, yeast, and, before they are further expanded or used in any assays.

			d. Clarify culture supernatants, aliquot (1-2 ml), and freeze for subsequent characterization of virus.

			e. Prepare and freeze cell pellets from all virus cultures in a manner suitable for subsequent HIV PCR or genetic sequence analysis to confirm strain identity.

			f. Label all vials of HIV culture supernatants and cell pellets individually with the HIV isolate name or identifier, date of harvest, and other appropriate information, according to the labeling conventions of the AVEG or HIVNET Manual of Operations.

			g. Store the vials of HIV culture supernatants and pellets in a liquid nitrogen/vapor phase freezer.

			h. Maintain electronic inventory of frozen HIV-1 stocks with paper back-up files.

			i. Thaw vial of expanded virus and determine endpoint TCID50 titer of the HIV-1 isolates in cell line(including genetically engineered cell lines) or PBMC cultures, utilizing protocols provided by or approved by the Project Officer.

	C. Perform antibody binding assays to detect HIV- specific antibodies. The HIV-specific antibody binding assays to be employed shall be approved or provided in advance by the Project Officer.

		1. Employ assays to detect HIV-specific binding antibodies which shall include Enzyme Linked Immunosorbent Assays (ELISA) and HIV-1 Western Blots (WB) and may include other types of assays; e.g.,

		2. Utilize HIV-specific assays that shall be able to detect antibodies which bind to particular viral proteins or peptide epitopes of HIV-1 representative of the components of HIV included in the specific candidate vaccine(s) undergoing testing in clinical trials. Specifically, the viral antigens detectable by these assays shall include, but are not limited to, HIV-1 envelope glycoproteins (gp120 and gp160) and HIV-1 gag proteins (p24). Employ assays that are sufficiently sensitive to detect HIV-specific antibodies in sera or more dilute fluid specimens of volunteers such as saliva. Include positive and negative antibody controls in all assays.

		3. Determine, preferably using an ELISA format, the IgG subclasses of the vaccine-induced HIV- specific binding antibodies.


Statement of Work                                               ATTACHMENT A
(7/1/98)                                                             Page  3

						Contract No. N01-AI-85341

III. ADAPT, STANDARDIZE, QUALITY ASSURE, AND PERFORM ANY VIROLOGICAL OR IMMUNOLOGICAL ASSAYS IDENTIFIED DURING THE PERIOD OF THE CONTRACT AS OFFERING POTENTIAL FOR DETECTION OF HIV INFECTION OR ASSESSMENT OF VACCINE SAFETY OR IMMUNOGENICITY.

	A. Adapt, standardize, quality assure, and perform any virological or immunological assays, at the request of the Project Officer, that may be identified during the period of the Contract as offering potential for improved or augmented detection of HIV-1 infection or of candidate AIDS vaccine-induced humoral immune responses.

	B. Detailed laboratory procedures for any newly adapted assays shall be provided to the Project Officer for approval before implementation.

IV. RECEIVE, PROCESS, CATALOG, TRACK, STORE, AND MAINTAIN AN INVENTORY OF VOLUNTEER SPECIMENS ARRIVING FOR EVALUATION.

	A. Advise clinical trial investigators of the most suitable manner for shipment of collected fluid, cell, or tissue volunteer specimens for evaluation, which shall include, but are not limited to: whole anticoagulated blood, peripheral blood mononuclear cells, plasma, serum, mucosal specimens or biopsy material. Arrange for the transfer of these specimens from participating trial sites to the Contractor. Pick up or arrange for pick up, when necessary, of incoming specimen shipments from a specified airport or other site in a timely manner and assure maintenance of activity and/or viability of the specimens by providing the appropriate temperature in transit from the airport or other site to the Contractor's laboratory. Coordinate and monitor all shipments so that activity and viability of specimens shall not be adversely affected. The handling and transportation of all volunteer specimens under this contract shall be in accordance with all applicable local, state, Federal and international regulations including health and safety standards.

	B. Receive, process and aliquot, if needed, and catalog fluid, cell, or tissue volunteer specimens arriving for evaluation. Freeze down and store the (processed) original volunteer specimen for subsequent analyses. Label all vials of stored volunteer specimens individually with the AVEG or HIVNET volunteer identifier and other appropriate information, according to the labeling conventions of the AVEG or HIVNET Manual of Operations.

	C. Store cataloged, aliquoted specimens under appropriate conditions to retain maximum virological or immunological activity.

	D. Maintain a specimen tracking and inventory system such that specimens can easily be accessed for analysis and can be located from receipt through reporting of assay results into the central database. Keep documentation on file for all incoming specimens, including but not limited to: volunteer identification number, visit number, and visit (collection) date. Employ a computer inventory system with back up paper files.

	E. Ship remaining volunteer specimens and specimen- derived materials to the NIAID Clinical Specimen Repository for deposit after analyses for a specific trial have been completed, at the direction of or with the approval of the Project Officer.

V. MAINTAIN TEST RESULT DATABASE AND REGULARLY TRANSMIT DATA TO THE AVEG STATISTICAL AND COORDINATING CENTER (SCC) OR TO THE HIVNET STATISTICAL AND DATA COORDINATING CENTER (SDCC) AND PROVIDE REGULAR STATUS REPORTS TO THE PROJECT OFFICER.

	A. Compile and maintain a computerized database of all virological and immunological evaluation test results.

	B. Provide for the security, safety, and accuracy of data on the specimen inventory and the test result database. Ensure protection against the loss of data by the backup and duplication of data base files and programs for data


Statement of Work                                               ATTACHMENT A
(7/1/98)                                                             Page  4

						Contract No. N01-AI-85341

		storage, utilizing both electronic and paper files. The test result database in its entirety shall be capable of being transferred to the Government without interruption.

	C All information as required in sections IV.E. and V.A.- B. regarding the specimen inventory, the tracking of specimens through the specimen analysis algorithm, and test result database shall be retrievable from a central database.

	D Transfer data of results for AVEG specimens electronically to the AVEG SCC at regular intervals in accordance with the procedures detailed in the AVEG Manual of Operations. (The SCC will provide specific data entry screens for each type of assay result to the Contractor for this purpose. The Manual will be provided after contract award.)


	E. Transfer data of results for HIVNET specimens electronically or by faxscan to the HIVNET SDCC at regular intervals in accordance with the procedures detailed in the HIVNET Manual of Operations. (The SDCC will provide specific case report forms for each type of assay result to the Contractor for this purpose. The Manual will be provided after contract award.)

	F. Furnish to the Project Officer once a month, a status report listing the clinical specimens received for analysis (number per protocol, type), the assays in progress (type and protocol), and the test results transmitted to the AVEG SCC and the HIVNET SDCC (type and protocol) since the last status report.

VI. MEET WITH PROJECT OFFICER AND PARTICIPATE IN AVEG-RELATED AND HIVNET-RELATED CONFERENCE CALLS AND GROUP MEETINGS.

	A. Attend meetings with the Project Officer and other staff of the Vaccine and Prevention Research Program and DAIDS to discuss the progress of work performed under the Contract.

	B. Collaborate, at the request of the Project Officer, in the development and implementation of Vaccine and other Prevention Intervention Clinical Trial Protocols by participating as members of Protocol Teams (Principal Investigator and/or Co-Investigators).

	C. Participate, at the request of the Project Officer, in AVEG-related and HIVNET-related Group Meetings. These shall include, but are not limited to, Meetings of the whole AVEG or HIVNET, AVEG Executive Group Meetings, other committee meetings such as AVEG Immunology Committee Meetings, Clinical Protocol Team Meetings, and the Conference on Advances in AIDS Vaccine Development/National Cooperative Vaccine Development (NCVDG) Meeting.

	D. Ensure development, standardization, quality assurance, and implementation of consensus virological and immunological assay protocols and comparability of virological and immunological assay results among all AVEG and HIVNET Laboratories by development and exchange of consensus or standard assay protocols, cross-training of technical staff, and participation in quality assurance testing, utilizing
		blinded, split volunteer specimens.   Obtain training for
		Contractor professional and/or technical staff at other laboratories within the AVEG or HIVNET or elsewhere, at the direction of or with the prior approval of the Project Officer, or provide training to professional and/or technical staff of other AVEG or HIVNET Laboratories, at the request of the Project Officer, or participate in group Workshops or Working Groups.

VII.    PROVIDE FACILITIES AND RESOURCES.

	A. Provide facilities and equipment to receive, store, and manipulate biohazardous materials (Biosafety Level 2 Containment) and maintain their viability. Provide aseptic and/or sterile conditions as appropriate.


Statement of Work                                               ATTACHMENT A
(7/1/98)                                                             Page  5

						Contract No. N01-AI-85341

	B. Provide, maintain, and operate equipment or facilities for controlled storage of volunteer specimens and reagents at ambient temperature (18-22 degrees Celsius (C)), at 2 to 8 degrees C, at -10 to -20 degrees C, at -70 to -90 degrees C, in vapor phase/liquid nitrogen conditions and all other items necessary for appropriate storage of biological reagents with requisite monitoring of storage conditions to guarantee continuous proper storage. Ensure the reliability of supply systems, electrical power, and auxiliary support systems.

	C. Provide protective garments, equipment, and sufficient monitoring to assure safe handling of potentially hazardous materials, including radioactive materials.

	D. Conduct work under this contract in accordance with all applicable Federal, state, and local laws, codes, ordinances, and regulations.


VIII.   OBTAIN CLEARANCE FOR PUBLICATION.

	Provide an advance copy of draft manuscripts (including abstracts and public presentations) resulting from thiscontract to the Project Officer and obtain clearance in writing before submitting for publication or presentation. Support from the Government contract shall be acknowledged in all abstracts, presentations, and publications.

IX.     ENSURE AN ORDERLY TRANSITION TO A SUCCESSOR CONTRACTOR.

	A. Refine and implement procedures for an orderly transition of data and materials, including volunteer specimens, volunteer specimen-derived materials, a computerized inventory of volunteer specimens and specimen-derived materials, Government-furnished reagents and Government-owned equipment, to a successor Contractor or to the Government, subject to Project Officer approval, by the end of the sixth year of this contract. Deliver, if requested by the Project Officer and by the completion date of the Contract, the following items:
		Original data (electronic and paper files), preserved Government- furnished reagents, volunteer specimens, volunteer specimen-derived materials,a computerized inventory of the volunteer specimens and volunteer specimen-derived materials, any necessary information related thereto, and Government-owned equipment and property.

	B. Provide 2 weeks of instruction at the Contractor's site for three members of the successor Contractor's staff in the laboratory techniques employed during the period of this contract should another laboratory be designated as the successor Contractor.


Statement of Work                                               ATTACHMENT A
(7/1/98)                                                             Page  6

						Contract No. N01-AI-85341


	       INVOICE/FINANCING REQUEST AND FINANCIAL REPORTING
	       -------------------------------------------------
       INSTRUCTIONS FOR NIH COST-REIMBURSEMENT TYPE CONTRACTS, NIH(RC)-4
       -----------------------------------------------------------------

General: The contractor shall submit claims for reimbursement in the manner and format described herein and as illustrated in the sample invoice/financing request.

Format: Standard Form 1034, "Public Voucher for Purchases and Services Other Than Personal," and Standard Form 1035, "Public Voucher for Purchases and Services Other Than Personal-- Continuation Sheet," or reproduced copies of such forms marked ORIGINAL should be used to submit claims for reimbursement. In lieu of SF-1034 and SF-1035, claims may be submitted on the payee's letter-head or self-designed form provided that it contains the information shown on the sample invoice/financing request.

Number of Copies: As indicated in the Invoice Submission Clause in the contract.

Frequency: Invoices/financing requests submitted in accordance with the Payment Clause shall be submitted monthly unless otherwise authorized by the contracting officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include: (l) costs of a prior billing period, but not previously billed; or (2) costs incurred during the contract period and claimed after the contract period has expired, the amount and month(s) in which such costs were incurred shall be cited.

Contractor's Fiscal Year: Invoices/financing requests shall be prepared in such a manner that costs claimed can be identified with the contractor's fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When payments are made in a currency other than United States dollars, billings on the contract shall be expressed, and payment by the United States Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the contracting officer's approval, which are not set forth in an Advance Understanding in the contract shall be so identified and reference the Contracting Officer's Authorization
(COA) Number. In addition, any cost set forth in an Advance Understanding shall be shown as a separate line item on the request.

Invoice/Financing Request Identification: Each invoice/financing request shall be identified as either:

(a) Interim Invoice/Contract Financing Request - These are interim payment requests submitted during the contract performance period.

(b) Completion Invoice - The completion invoice is submitted promptly upon completion of the work; but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which this contract is physically complete (whichever date is later). The completion invoice should be submitted when all costs have been assigned to the contract and all performance provisions have been completed.

(c) Final Invoice - A final invoice may be required after the amounts owed have been settled between the Government and the contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The contractor shall furnish the information set forth in


NIH(RC)-4                                                       ATTACHMENT B
Rev. 5/97                                                            Page  1

						Contract No. N01-AI-85341


the explanatory notes below. These notes are keyed to the entries on the sample invoice/financing request.

(a) Designated Billing Office Name and Address - Enter the designated billing office name and address, identified in the Invoice Submission Clause of the contract, on all copies of the invoice/financing request.

(b) Invoice/Financing Request Number - Insert the appropriate serial number of the invoice/financing request.

(c) Date Invoice/Financing Request Prepared - Insert the date the invoice/financing request is prepared.

(d) Contract Number and Date - Insert the contract number and the effective date of the contract.

(e) Payee's Name and Address - Show the contractor's name (as it appears in the contract), correct address, and the title and phone number of the responsible official to whom payment is to be sent. When an approved assignment has been made by the contractor, or a different payee has been designated, then insert the name and address of the payee instead of the contractor.

(f) Total Estimated Cost of Contract - Insert the total estimated cost of the contract, exclusive of fixed-fee. For incrementally funded contracts, enter the amount currently obligated and available for payment.

(g) Total Fixed-Fee - Insert the total fixed-fee (where applicable). For incrementally funded contracts, enter the amount currently obligated and available for payment.

(h) Billing Period - Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(i) Incurred Cost - Current - Insert the amount billed for the major cost elements, adjustments, and adjusted amounts for the period.

(j) Incurred Cost - Cumulative - Insert the cumulative amounts billed for the major cost elements and adjusted amounts claimed during this contract.

(k) Direct Costs - Insert the major cost elements. For each element, consider the application of the paragraph entitled "Costs Requiring Prior Approval" on page 1 of these instructions.

	(l) Direct Labor - Include salaries and wages paid (or accrued) for direct performance of the contract. For Key Personnel, list each employee on a separate line. List other employees as one amount unless otherwise required by the contract.

	(2) Fringe Benefits - List any fringe benefits applicable to direct labor and billed as a direct cost. Fringe benefits included in indirect costs should not be identified here.

	(3) Accountable Personal Property - Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more and having an expected service life of more than two years, and sensitive property regardless of cost (see the DHHS Contractor's Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment. Prepare and attach Form HHS-565, "Report of Accountable Property," in accordance with the following instructions:

		List each item for which reimbursement is requested. A reference shall be made to the following (as applicable):

		- The item number for the specific piece of equipment listed in the Property Schedule.

		- The Contracting Officer's Authorization letter and number, if the equipment is not covered by the Property Schedule.

NIH(RC)-4                                                       ATTACHMENT B
Rev. 5/97                                                            Page  2

						Contract No. N01-AI-85341

		- Be preceded by an asterisk (*) if the equipment is below the approval level.

	(4) Materials and Supplies - Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

	(5) Premium Pay - List remuneration in excess of the basic hourly rate.

	(6) Consultant Fee - List fees paid to consultants. Identify consultant by name or category as set forth in the contract's advance understanding or in the COA letter, as well as the effort (i.e., number of hours, days, etc.) and rate being billed.

	(7) Travel - Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

	(8) Subcontract Costs - List subcontractor(s) by name and amount billed.

	(9) Other - List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(l) Cost of Money (COM) - Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(m) Indirect Costs--Overhead - Identify the cost base, indirect cost rate, and amount billed for each indirect cost category.

(n) Fixed-Fee Earned - Cite the formula or method of computation for the fixed-fee (if any). The fixed-fee must be claimed as provided for by the contract.

(o) Total Amounts Claimed - Insert the total amounts claimed for the current and cumulative periods.

(p) Adjustments - Include amounts conceded by the contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(q)     Grand Totals

The contracting officer may require the contractor to submit detailed support for costs claimed on one or more interim invoices/financing requests.


NIH(RC)-4                                                       ATTACHMENT B
Rev. 5/97                                                            Page  3

						Contract No. N01-AI-85341

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A--Expenditure Category - Enter the expenditure categories required by the contract.

Column B--Cumulative Percentage of Effort/Hrs. Negotiated - Enter the percentage of effort or number of hours agreed to doing contract negotiations for each employee or labor category listed in Column A.

Column C--Cumulative Perentage of Effort/Hrs. - Actual - Enter the percentage of effort or umber of hours worked by each employee or labor category listed in Column A.

Column D--Incurred Cost-Current - Enter the costs, which were incurred during the contract period.

Column E--Incurred Cost-Cumulative - Enter the cumulative cost to date.

Column F--Cost at Completion - Enter data only when the contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G--Contract Amount - Enter the costs agreed to during contract negotiations for all expenditure categories listed in Column A.

Column H--Variance (Over or Under) - Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expendutres Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G., Column H will of course show a 100 percent variance and will be explained along with those identified under H above.


NIH(RC)-4                                                       ATTACHMENT B
Rev. 5/97                                                            Page  4

						Contract No. N01-AI-85341


PHS 352.223-70  SAFETY AND HEALTH (DEVIATION) (AUGUST 1997)
-----------------------------------------------------------

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable "Changes" Clause set forth in this contract.

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency's directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

				(End of clause)


NIH(RC)-4                                                       ATTACHMENT B
Rev. 5/97                                                            Page  5

						Contract No. N01-AI-85341

			PROCUREMENT OF CERTAIN EQUIPMENT
			--------------------------------

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

		67 -    Photographic Equipment
		69 -    Training Aids and Devices
		70 -    General Purpose ADP Equipment, Software, Supplies and
			Support (Excluding 7045-ADP Supplies and Support
			Equipment.)
		71 -    Furniture
		72 -    Household and Commercial Furnishings and Appliances
		74 -    Office Machines and Visible Record Equipment
		77 -    Musical Instruments, Phonographs, and Home-type Radios
		78 -    Recreational and Athletic Equipment


When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a cost-reimbursement contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

NIH(RC)-7 (4/1/84)                                              ATTACHMENT D
OMB Bulletin 81-16